                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 26, 2004
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                              EMPIRE RESORTS, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                             1-12522               13-3714474
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    (State or other jurisdiction        (Commission          (IRS Employer
    of incorporation)                   File Number)         Identification No.)

                      Route 17B, Monticello, New York 12701
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                     Address of principal executive offices

       Registrant's telephone number, including area code: (845) 794-4100
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         (Former name or former address, if changed since last report.)

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

            On July 27,  2004,  Empire  Resorts,  Inc.  issued  a press  release announcing  the  closing of its  private  offering  of its $65 million of 5 1/2%
convertible  senior  notes.  A copy of the press  release is attached  hereto as
Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

       (c)        Exhibits

       99.1       Press Release of Empire Resorts, Inc. dated July 27, 2004.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EMPIRE RESORTS, INC.
Dated: July 27, 2004

                                              By: /s/ Scott A. Kaniewski
                                                  ------------------------------
                                                  Scott A. Kaniewski
                                                  Chief Financial Officer

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